                                                                    Exhibit 99.1

                            Joint Filers' Signatures

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss                   Date: March 14, 2019
    ------------------------------------         -------------------------------
    Name: Robert B. Knauss
    Title: Partner

WARBURG PINCUS X, L.P.

By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss                   Date: March 14, 2019
    ------------------------------------         -------------------------------
    Name: Robert B. Knauss
    Title: Partner

WARBURG PINCUS X GP L.P.

By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss                   Date: March 14, 2019
    ------------------------------------         -------------------------------
    Name: Robert B. Knauss
    Title: Partner

WPP GP LLC

By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss                   Date: March 14, 2019
    ------------------------------------         -------------------------------
    Name: Robert B. Knauss
    Title: Partner

WARBURG PINCUS PARTNERS, L.P.

By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss                   Date: March 14, 2019
    ------------------------------------         -------------------------------
    Name: Robert B. Knauss
    Title: Partner

WARBURG PINCUS PARTNERS GP LLC
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss                   Date: March 14, 2019
    ------------------------------------         -------------------------------
    Name: Robert B. Knauss
    Title: Partner

WARBURG PINCUS & CO.

By: /s/ Robert B. Knauss                   Date: March 14, 2019
    ------------------------------------         -------------------------------
    Name: Robert B. Knauss
    Title: Partner

WARBURG PINCUS LLC

By: /s/ Robert B. Knauss                   Date: March 14, 2019
    ------------------------------------         -------------------------------
    Name: Robert B. Knauss
    Title: Managing Director

CHARLES R. KAYE

By: /s/ Robert B. Knauss                   Date: March 14, 2019
    ------------------------------------         -------------------------------
    Name: Charles R. Kaye
    By: Robert B. Knauss, Attorney-in-Fact*

JOSEPH P. LANDY

By: /s/ Robert B. Knauss                   Date: March 14, 2019
    ------------------------------------         -------------------------------
    Name: Joseph P. Landy
    By: Robert B. Knauss, Attorney-in-Fact*

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* The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on July 12, 2016 as an
exhibit to the statement on Schedule 13D filed by Warburg Pincus LLC with respect to WEX Inc. and is hereby incorporated by reference.